UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 12, 2014
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
222 South Mill Avenue, 8th Floor
Tempe, AZ 85281
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the "Committee") of the Board of Directors of Limelight Networks, Inc. (the "Company") made the following compensation decisions in connection with its annual review of executive officer compensation:
Annual Cash Bonus Determination
On February 12, 2014, the Committee approved the annual cash bonuses with respect to services performed in fiscal year 2013 for participants under the Company’s Master Executive and Management Bonus Plan, a copy of which was furnished with a Current Report on Form 8-K on May 19, 2009 (the “Plan”). Participants included the Company’s principal executive officer, principal financial officer, and other named executive officers. The bonus amounts were based upon the criteria set forth in the Plan and the Company’s financial results for fiscal year 2013, or in Mr. Lindroth’s case, the provisions of his Transition Agreement, a copy of which was furnished with a Quarterly Report on Form 10-Q on August 8, 2013. The table below sets forth the bonuses awarded to the Company’s principal executive officer, principal financial officer and other current named executive officers:

Executive Officer	2013 Cash Bonus
Robert A. Lento President, Chief Executive Officer and Director	$181,500
Peter J. Perrone Senior Vice President, Chief Financial Officer and Treasurer	$55,000
Douglas S. Lindroth Former Senior Vice President, Chief Financial Officer and Treasurer	$208,500
Indu Kodukula Former Chief Operating Officer	$137,500

2014 Target Annual Cash Bonus Amounts and Salary Determination
On February 19, 2014, the Committee approved 2014 target annual cash bonus amounts and salaries for the Company’s senior executive officers, including the Company’s principal executive officer, principal financial officer, and other named executive officers. The target cash bonus amounts pertain to services to be performed in fiscal 2014 (which bonuses will be paid in 2015) pursuant to the Plan. Each bonus plan participant may earn between zero and 200% of the target bonus depending upon the level of attainment or over-attainment of specified corporate financial and operational performance goals. The target annual incentive compensation shall be subject to the terms and conditions of the applicable 2014 incentive compensation plan(s) approved by the Committee.
The 2014 salary and target annual cash bonus amounts for the Company’s current named executive officers are summarized below and are unchanged from the 2013 levels:

Executive Officer	2014 Salary	2014 Target Annual Incentive
Robert A. Lento	$475,000	$300,000
Peter J. Perrone	$325,000	$200,000

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: February 19, 2014	By:	/s/ Philip C. Maynard
Philip C. Maynard Senior Vice President, Chief Legal Officer and Secretary